                                                                    EXHIBIT 99.5

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR
                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                      SERIES 2004-HE2

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                           $502,087,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE2



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE


                                 OCTOBER 7, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR
                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                      SERIES 2004-HE2

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME:        MLMI 2004-HE2

                                     % OF                                   % OF    % OF
             # OF                    GROUP                                  FULL   OWNER            % CASH
             LOANS     BALANCE      BALANCE   WAC    WARM    FICO    LTV    DOC     OCC      SF    OUT/REFI    DTI   2ND LIENS
AGGREGATE     3075  511,034,204.29   100.00   7.00  351.00  647.00  82.93   54.59   93.05   73.58     49.33   40.53       2.37

RATE

10.01-10.5      23    1,726,255.62     0.34  10.27  346.00  634.00  87.41   49.15   96.26   81.59     34.21   41.41      35.39
10.501-11       37    1,808,164.11     0.35  10.80  317.00  634.00  95.07   55.11  100.00   90.89     23.38      43       66.7
11.001-11.5     15      464,461.14     0.09  11.32  254.00  650.00  87.92   49.43  100.00   88.17     39.54   41.64      86.45
11.501-12       53    2,801,709.77     0.55  11.83  314.00  645.00  98.38   15.06  100.00   79.52     13.57   41.63      96.63
12.001-12.5     54    2,283,469.67     0.45  12.26  320.00  630.00  99.21   19.44  100.00   80.29     10.96   40.98        100

BALANCE

0-24,999        70    1,390,439.39     0.27  11.76  240.00  649.00  97.34   49.97   98.72   74.32      9.25   40.29      97.29
25-49,999      256    9,795,153.75     1.92   9.87  301.00  635.00  87.85   53.04   83.29   85.11     39.39   38.33      49.49
50-74,999      278   17,510,236.53     3.43   8.63  338.00  628.00  83.58   64.55   83.77   84.56     48.18   38.87      17.59
400K-500K       90   41,142,953.38     8.05   6.48  355.00  675.00  79.89   44.94   90.07   62.62     36.23   40.51          0
500K-600K       15    8,239,963.09     1.61   6.54  355.00  665.00  80.03   53.12   93.11   79.81     68.22   35.24          0
600K-700K        1      657,703.14     0.13   5.89  353.00  713.00  90.00  100.00  100.00  100.00        --   49.71          0
700K-800K
800K-900K
900K-1MM
>1mm

FICO

475-500          2      241,301.71     0.05   8.24  356.00  500.00  77.64  100.00  100.00  100.00     50.41   42.74          0
500-525         56    6,821,503.02     1.33   8.50  355.00  513.00  75.20  100.00  100.00   83.76     83.09   41.45          0
526-550        160   21,227,742.11     4.15   8.18  350.00  539.00  76.57   85.43   94.79   81.21     81.27   40.46          0
550-575        182   25,046,709.31     4.90   7.71  349.00  561.00  79.60   78.66   97.34   77.48     82.17   40.02          0
575-599        301   40,159,727.19     7.86   7.50  351.00  588.00  85.20   69.18   97.37   80.71     68.23   39.95       0.04
600-650       1148  186,914,151.71    36.58   7.11  351.00  626.00  84.62   53.65   96.18   76.01     48.73   40.68       3.17
650-700        777  141,418,248.66    27.67   6.69  350.00  673.00  82.80   43.06   90.80   68.83     44.22   40.07       2.84

LTV

80-84.99       999  197,666,834.26    38.68   6.67  355.00  660.00  80.27   37.99   92.50   72.32     28.34   40.25          0
85-89.99       283   45,384,042.00     8.88   7.17  354.00  616.00  86.07   65.17   93.12   77.61     71.40   40.88       0.17
90-94.99       380   65,726,444.94    12.86   7.10  352.00  645.00  90.31   67.47   92.57   72.31     62.61   41.09       0.92
95-99.99       196   26,012,251.30     5.09   7.49  346.00  652.00  95.70   81.70   99.85   79.16     58.51   41.29       8.32

2nd Home        95   13,137,883.56     2.57   6.63  354.00  680.00  78.15   39.33    0.00   48.04     33.69      36          0
Invest Prop    152   22,377,342.64     4.38   7.35  353.00  680.00  79.61   60.84    0.00   40.56     40.80    39.2          0

Cashout       1494  252,102,883.12    49.33   7.01  350.00  631.00  81.67   64.04   94.62   76.99    100.00   40.44        0.7
Refi rate
  term         126   19,147,126.01     3.75   7.20  350.00  625.00  81.36   65.51   90.97   79.56        --   40.3        1.73

                                     % OF                                   % OF    % OF
             # OF                    GROUP                                  FULL   OWNER            % CASH
             LOANS     BALANCE      BALANCE   WAC    WARM    FICO    LTV    DOC     OCC      SF    OUT/REFI    DTI   2ND LIENS
DOC

Stated Doc     174   42,333,520.90     8.28   6.85  350.00  688.00  78.22    0.00   89.13   58.19     57.77   41.89          0
No Income
  Verifica-
  tion        1010  171,105,729.29    33.48   7.10  351.00  654.00  80.85    0.00   94.42   75.04     32.90    40.2       5.61
Reduced Doc
  All
  other)        81   18,611,887.72     3.64   6.55  351.00  647.00  80.38    0.00   86.11   77.51     53.23   33.58          0

Silent 2nds    750  154,153,887.72    30.17   6.56  355.00  669.00  80.04   35.73   94.47   70.85     14.96   40.64          0

IO Loans       454  120,149,628.72    23.51   6.46  355.00  667.00  82.31   34.61   96.16   72.32     25.53   40.23          0
Balloon
  Loans        127    4,540,775.09     0.89  11.69  176.00  652.00  97.24   42.79  100.00   70.89     23.50   41.37      94.63

2-4 Fam        216   47,299,278.71     9.26   6.95  353.00  664.00  80.54   54.62   68.00    0.00     49.35   41.94       0.69

MH Loans         2      147,944.00     0.03   7.09  354.00  639.00  86.94  100.00  100.00    0.00    100.00   34.48          0

Cali           771  190,631,874.63    37.30   6.54  354.00  664.00  79.79   37.72   94.02   77.09     40.76   40.42       2.77

DTI > 40      1805  311,199,069.67    60.90   7.05  351.00  647.00  83.78   56.31   93.95   71.87     49.15   45.69       2.58